UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23793)

Tidal Trust II
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal Trust II

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant’s telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)

Veridien Climate Action ETF
Ticker: CLIA

Annual Report

April 30, 2024

Veridien Climate Action ETF

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

1

Veridien Climate Action ETF

SHAREHOLDER LETTER (Unaudited)

VERIDIEN GLOBAL INVESTORS
CLIA CLIMATE ACTION ETF

Annual Management Discussion

Inception 5/8/23 through 4/30/24

If 2023 was the year that climate fell out of favor, January 2024 was perhaps the testing of the lows of climate sentiment. In the second two months of the quarter, however, we experienced what may be the beginning of a recovery. We maintain our positive outlook on the secular growth trends and the fundamentals of the asset class, despite poor investor sentiment over the past 9-months, which we assess as an overreaction to interest rate-related fears.

In the first quarter, the Veridien Climate Action ETF (CLIA) significantly outperformed our climate benchmark, the S&P Clean Energy Index, yet trailed the broader market due largely to the underperformance in the month of January. CLIA returned -6.23% (Market) net of fees in Q1 2024; below the MSCI World Index’s 8.85%, and the S&P 500® Total Return Index’s 10.56%, but outperforming the S&P Clean Energy Index’s -10.49%.

As most know, the so-called Fantastic 5 (Microsoft, Nvidia, Alphabet, Meta and Amazon), and to a lesser extent a few pharmaceutical stocks meaningfully added to MSCI World’s positive returns in the first quarter and for some time now. From our perspective, these stocks neither help climate mitigation nor help us adapt to our changing climate, and thus simply do not belong in climate-related strategies.

One of the most attractive and rare investment opportunities is to be able to build a portfolio diversified across multiple industries that are directly tied to a long-term secular growth trend. Additionally, when short-term cyclical pressures dislocate short-term sentiment from real fundamentals, the risk/return profile becomes even more asymmetrically attractive.

The global focus on Climate Mitigation, Energy Transition and Energy Efficiency, collectively, are arguably the strongest secular growth story since the industrial revolution. We believe the recent sentiment-based overreaction to higher rates has driven nonsensical multiple contraction for companies that are expected to gain a disproportionate percentage of Global GDP.

We believe our portfolios are well positioned to benefit from this Megatrend, and at quarter-end we estimate our diversified portfolio has approximately 70% upside to our risk-adjusted-target-prices. We expect the natural barbell risk and return profile of our portfolio (utilities, technology, industrials, and materials) will allow us to outperform in most style specific market conditions, the past year being a notable exception. However, we are seeing positive developments at virtually every company we own, with continued strength in product orders and company outlooks. We are not counting on interest rates to decline, nor the US to open to China, nor Biden to win the Presidential election, nor the AI boom to fade. This secular growth opportunity is global in nature and larger than any of these individual factors.

As we look at history, we take our lead from one of Sir Templeton’s observations that “bull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria”. For our strategy today, the best catalyst may just be a little less pessimism.

Regarding Impact for CLIA, we continue to focus on companies providing commercially available solutions for the reduction of CO2e. Our portfolio holding companies in aggregate provide annual avoided emissions of 2.5 gigatons* of co2e (co2e avoided over the useful life of products and services provided annually), which is equivalent to the annual sequestration capacity of a mature 3-billion-acre forest, or a forest 20% bigger than the entire area of the United States.

Let’s review our key sectors, starting with the largest detractors from CLIA’s first quarter returns:

EVs (9.2% weight)

While we are invested in the only two profitable EV makers in the world (BYD and Tesla), these companies were not immune from a sharp reversal of sentiment during the quarter. Tesla was by far the largest detractor with a 29.3% decline in the quarter, with most of the decline happening during January (-24.6%). BYD recovered somewhat falling 6.2% for the quarter after being down over 24% in January alone. Combined, these two companies contributed over one-third of our negative absolute return for the quarter (-1.9% vs. -5.3% for the strategy as a whole).

We would like to warn our readers against the false narrative that has developed against battery electric vehicles (BEVs). There is no denying that the market has re-discovered the appeal of a 20-year-old technology, the plug-in- hybrid vehicle (PHEV), which is still more affordable than most BEVs in the US and Europe. However, this is the reflection of the incumbent carmakers’ inability to roll-out BEVs

2

Veridien Climate Action ETF

and their related charging infrastructure at a profit, which is a reflection of the incumbents’ hesitancy to deploy tens of billions of dollars required to make the inevitable transition. PHEVs enable them to continue to use their combustion-engine manufacturing base, while adding a small battery to their existing models for consumers to go electric on short trips.

Why is this unsustainable? Because as the US, European, and Japanese car makers continue to stall, Tesla and BYD are rolling out increasingly cheaper and technologically compelling BEVs. These new models are only finding their way into many regions that sell-side analysts are overlooking, they are now delivering aggregate volumes greater than the individual markets of US and Europe. Soon, BYD’s models will also be available in the Western world as well. Given anti-China rhetoric, the US consumer may be limited in its choices for some time, however, this will only give Tesla’s upcoming Model 2, and its already affordable Model 3, a competitive advantage. As traditional carmakers fall further behind, they will have little choice other than to license and employ Tesla’s technology, as we have already seen with the North American Charging Standard and will soon witness with Ford and others adopting Tesla’s FSD and 48 Volt architecture.

Even for 2024, arguably a year fraught with uncertainty, predictions of 0-5% unit growth seem overly pessimistic and overlook two major developments: (1) Europe is already seeing Chinese-made EVs making strong in-roads; and (2) the rest of the world (“ROW”) may end up being the largest market, as India, Indonesia, Thailand, Australia and many other countries report exponential growth. After an impressive 35% global increase in 2023, against a background of rising interest rates, we would not be surprised to see global unit growth over 20% in 2024.

Our investment process intentionally steers us away from inferior business models with low economies of scale or poor technological capabilities. While some investors take comfort in the traditional carmakers’ business models, highly dependent on trade barriers, we see major financial and technological obsolescence risks for the Intercontinental Exchange (ICE) auto manufacturers. This may happen faster than expected as battery prices continue to fall (see Materials below), charging station growth continues, and gigafactories develop in the Western World, as already announced by Tesla, Samsung, LG, and Panasonic.

To reflect further on the BEV adoption rate, it is useful to analyze the shape of many S-curves below. While adoption rates for every single technology may not be up every single year, especially against a background of higher interest rates, they paint a picture of inevitability.

Adoption of Technology in the US (1900 to the Present)
Adoption Rates (%)
100%
80%
60%
40%
20%
0%
1900
1910
1920
1930
1940
1950
1960
1970
1980
1990
2000
2010
Telephone
Electricity
Cars
Radio
Fridge
TV
Air Travel
Color TV
Credit Card
Microwave
Video Games
PC
Cell Phone
Internet
Digital Camera
MP3 Player
HDTV
Social Media
Smartphone
Tablet
Market Realist
Source: BlackRock

SHAREHOLDER LETTER (Unaudited) (Continued)

3

Veridien Climate Action ETF

Battery Materials (3.8%)

Warren Buffett famously recommended that investors be greedy as others become fearful. Instead, investors seem to have jumped on a panicked bandwagon, as evidenced by the precipitous decline in battery materials stocks, accentuated by fears of slower EV adoption. While we own only three stocks in the lithium, nickel and manganese supply chain, they detracted -1.0% to our quarterly results, or about one-fifth of our negative return. Again, the decline happened overwhelmingly in January and was followed by signs of a recovery in February and March. Concerns about Chinese oversupply, particularly from lithium lepidolite deposits, weighed disproportionately on our stocks.

As the quarter progressed, however, high-cost producers curtailed supply, and leading suppliers were again benefitting from long-term supply agreements at significantly higher prices than indicated in the spot market. Although these are early days, we are confident that a rebound in battery materials is around the corner, led by increased demand from EV and battery energy stationary storage (“BESS”) makers.

Solar (9.1%)

We own 5 stocks in the solar energy industry, which combined contributed -1.5% or about 30% to our strategy’s overall negative performance for the quarter. This was mostly driven by our non-US stocks (Jinko Solar and Canadian Solar, down 31.8% and 24.7%, respectively), while US-based First Solar and Enphase fared better, down 2.0% and 8.4%, respectively in Q1. Again, most of the quarter’s losses were concentrated in January. As the quarter progressed, our companies commented on increased signs of inventory depletion in Europe and the US, leading to a rebound in our holdings, led by our fourth-largest position, Enphase, which was up 16.18% between Jan 31st and March 31st.

Similar to the EV sector discussed above, China weighed heavily on sentiment. In the US, there has long been evidence of trade or trade-like barriers against Chinese manufacturers, several of which have carried concerns about exposure to unfair labor practices within their supply chain, which has become less concerning as they have moved to suppliers outside the Uyghurs region of China). Accusations of tariff circumvention by Canadian Solar, which is now deemed a “Foreign Entity of Concern” (“FET”) under the US Inflation Reduction Act (IRA) has been a further headwind. These headwinds for our Chinese holdings were particularly beneficial to one of our longest-standing positions, First Solar, a recipient of large subsidies under the IRA as the only manufacturer using 100% US components and assembly. Other solar energy players were able to capitalize on the significant demand for their technology in the rest of the world although their stocks prices continued to languish.

Utilities/Developers (26.0%)

In a sector hard hit by the rising interest rate environment for nearly two years, our strategy saw many encouraging signs in the first quarter as the Fed signaled it was done raising rates and suggested future cuts. While our 14 holdings in these sectors contributed a combined uninspiring -0.50% for the quarter, they showed signs of improvement in February and March, ending the quarter on a strong note. This was due to the following three factors:

1.At a macro level, a more dovish Fed stance alleviated concerns of a high debt burden;

2.At the industry level, growing data center demand shifted to our clean and sustainable energy providers;

3.At the stock level, one of our longest-standing holdings Constellation Energy (up 58.0% in Q1), is benefitting from the re-discovery of nuclear energy as a low-cost, reliable source of power to AI-centric business models. And one of our cheapest holdings, Avangrid, was the subject of an unsolicited take-over offer by its parent, Iberdrola.

Industrials (33.8%)

Similar to the Utilities and Developers segment above, Industrials had a negative contribution of 0.5% in Q1, due largely to macro-related concerns experienced in January. As a whole, Industrials fared better as the quarter progressed with increased evidence of a more resilient US economy. In addition, our strategy’s contrarian view on individual companies and technologies proved rewarding, as follows:

1.Engineering and consulting firms (4 holdings including our 4% position in Fluor) contributed 0.8% to our overall performance for the quarter;

2.Train equipment manufacturers (2 holdings, each up 15%) contributed 0.4%

3.Chart Industries, a leader in hydrogen fuel, carbon capture, and cryogenic tank solutions contributed 0.5%

4.Saint Gobain, a global leader in sustainable building materials, contributed 0.3%

SHAREHOLDER LETTER (Unaudited) (Continued)

4

Veridien Climate Action ETF

Technology - non solar (4.7%)

One of our top holdings, on Semiconductors, was down 11.5% during Q1, contributing -0.4% to our strategy’s overall performance. Again, the decline was mostly felt in January, as concerns about EV demand and industrial power chips weighed on the stock. These concerns abated as industrial demand and orders from the auto industry showed signs of resilience.

On the plus side, Trimble was up 21.0%, contributing 0.4% to our strategy’s overall performance. Trimble’s joint venture with Agco and an the company’s depressed valuation acted as catalysts for this underappreciated technology leader.

Financials (5.4%)

While most Financial holdings do not pass our climate impact screen, our sole financial position, Hannon Armstrong, deserves a special mention as our largest holding, despite being a modest contributor to our overall strategy’s performance at only +0.2% for the quarter. As for many of our holdings, HASI’s stock price saw a significant improvement in February (+5.8%) and March (+12.8%) after a 13.7% decline in January. This was partly driven by the belief that interest rates, while remaining elevated, would not have significant repercussions on HASI’s ability to finance energy transition projects. We have long held the view that HASI was able to pass on interest rate increases to its customers, a view corroborated by management, and this is finally starting to be accepted in the investor community.

CONCLUSION

Stock level fundamentals guide our portfolio construction process and are the basis for our projections for strong relative outperformance. Most of our stocks continue to have positive news in contrast to an otherwise hostile environment for clean energy. While this has not yet become evident in the EV or solar spaces, we believe our emphasis on technology leadership and valuation has the potential to generate outperformance and potentially provide a downside hedge across the cycle. While broad market volatility is likely to continue in 2024, we expect the market to refocus on the positive fundamentals of our holdings and the secular growth opportunity that is being more broadly identified by the market.

ArianeMahler

Ariane Mahler, CIO

Contact Information:

Barney Walker, Principal bwalker@veridiencp.com	John Dewey, Principal jdewey@veridiencp.com

SHAREHOLDER LETTER (Unaudited) (Continued)

5

Veridien Climate Action ETF

Important Risk Information:

Must be preceded or accompanied by a prospectus.

Portfolio Transparency Risk/ETF Risks. Unlike traditional ETFs, the Fund does not tell the public what assets it holds each day. Instead, the Fund provides a verified intraday indicative value (VIIV), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying net asset value (NAV) per share of the Fund. There is, however, a risk, which may increase during periods of market disruption or volatility, that market prices will vary significantly from the underlying NAV of the Fund. Similarly, because the Fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade.

Climate Change Consideration Risk. Applying climate change and other filters to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use these criteria. As a result, at times, the Fund may underperform funds that are not subject to similar investment considerations.

Decarbonization Technologies Risk. Various technologies and processes are being developed for use by companies seeking to reduce GHGs. There can be no guarantee that these technologies or processes will be successfully implemented and achieve goals of lower GHG emissions.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

Models and Data Risk. The composition of the Fund’s portfolio relies, in part, on proprietary investment models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

*Emissions data independently calculated by ICE Climate Transition Finance. Calculations for portfolio holdings as of 31 December 2023 using 2021 company reported or ICE inferenced climate data. Annual avoided emissions may include calendar year avoidance for services and avoided emissions over the useful life of products produced within that year. Capex excluded from calculations. Additional data and calculation methodology available upon request.

Benchmarks:

MSCI World Index - The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P Global Clean Energy Index - The S&P Global Clean Energy Index is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100.

The S&P 500® Total Return Index - The S&P 500® Total Return Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Financial Services LLC.

Disclaimer

This presentation is made available on a confidential basis to a limited number of sophisticated investors for the purpose of providing certain information in the context of a one- on- one meeting about Veridien Global Investors LLC. This presentation does not constitute an offer to sell or a solicitation of an offer to purchase interests in any Fund. Any such offer or solicitation shall only be made pursuant to a confidential private placement memorandum for a Fund, which qualifies in its entirety the information set forth herein and which should be read carefully prior to investment in any Fund for a description of the merits and risks of an investment in the Fund. An investment in a Fund entails a high degree of risk and no assurance can be given that a Fund’s investment objective will be achieved or that investors will receive a return of their capital. Opportunities for withdrawal/redemption and transferability of interests in a Fund are limited, so investors may not have access to capital when it is needed. A prospective investor should not make an investment in a Fund unless the investor is prepared to lose all or substantially all of its investment in a Fund.

The fees and expenses charged in connection with an investment in a Fund will be significant.

This document and the information contained herein are confidential and for the use solely of the person to whom this document is addressed. The document is an outline of matters for discussion only, and no representations or warranties are given or implied. Except as expressly permitted in writing by Veridien, the presentation must not be photocopied or reproduced in any other electronic or physical form and must not be communicated, disclosed or distributed to any other person in whole or in part. By accepting the presentation, the recipient agrees that it will, and will cause its representatives and advisors to use the information contained herein only to evaluate its potential interest in Veridien and the Funds and for no other purpose.

The actual returns on investments in any particular strategy may be higher or lower than those indicated, and the ability of such investments to achieve such target returns will be subject to a variety of factors including, without limitation, the availability of investment opportunities, asset mix, value, volatility, holding periods, investment liquidity, changes in current market conditions, interest rates, government regulations or other policies, the worldwide economic environment, changes in law and taxation, natural disasters, terrorism, social unrest and civil disturbances or the occurrence of risks. Returns are inherently subject to significant business, economic and market uncertainties and contingencies, all of which are beyond the control of Veridien. There is no guarantee or assurance that the facts on which such assumptions are based will materialize as anticipated, and therefore that target returns can be achieved at or near the levels set forth in this presentation.

Unless otherwise noted, information in this presentation is presented as of its date and does not reflect any facts, events or circumstances that may have arisen after that date, is subject to discussion, completion and amendment and does not contain all information necessary to fully evaluate any transaction or investment. Veridien has no obligation to update this document (including forward-looking statements herein) or correct inaccuracies or omissions in it.

This presentation contains statements of opinion and belief. All views expressed and all forecasts or statements relating to expectations regarding future events or the possible future performance of any Fund or investments represent Veridien’s own assessment and interpretation of information available to it as at the date of this Presentation. Such statements represent solely the opinion or belief of Veridien and are not expressed herein as the opinion or belief of any other entity or of members of the Veridien team in their individual capacity. No representation is made or assurance given that such statements or views are correct, that the objectives of any Fund will be achieved or that investors will receive a return of their capital.

SHAREHOLDER LETTER (Unaudited) (Continued)

6

Veridien Climate Action ETF

Investors are encouraged to contact Veridien to discuss the procedures and methodologies used to calculate the investment returns and other information provided herein. Past, targeted, or projected performance is not necessarily indicative of future results and there can be no assurance that targeted or projected returns will be achieved or that the Fund will achieve comparable results.

Certain information contained in this presentation is non-public, proprietary and highly confidential information. Accordingly, by accepting and using this presentation, you will be deemed to agree not to disclose any information contained herein except as may be required by law. In addition, certain information contained in this presentation has been obtained from published and non-published sources prepared by other parties, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for the purpose used in this presentation, Veridien does not take any responsibility for the accuracy or completeness of such information and such information has not been independently verified by Veridien.

Certain information contained herein constitutes “forward-looking statements,” which can be identified by the use of terms such as “may”, “will”, “should”, “expect”, “anticipate”, “project”, “estimate”, “intend”, “see”, “continue”, “target” or “believe” (or the negatives thereof) or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or actual performance of investments may differ materially from those reflected or contemplated in such forward-looking statements. As a result, investors should not rely on such forward-looking statements in making their investment decisions. No representation or warranty is made as to future performance or such forward-looking statements.

SHAREHOLDER LETTER (Unaudited) (Continued)

7

Veridien Climate Action ETF

PERFORMANCE SUMMARY (Unaudited)

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
5/8/23
5/31/23
6/30/23
7/31/23
8/31/23
9/30/23
10/31/23
11/30/23
12/31/23
1/31/24
2/29/24
3/31/24
4/30/24
Veridien Climate Action ETF - NAV
Veridien Climate Action ETF - Market
S&P 500® Total Return Index

Total Returns for the period ended April 30, 2024:	Since Inception (5/8/2023)	Ending Values (4/30/2024)
Veridien Climate Action ETF - NAV	-7.44%	$9,256
Veridien Climate Action ETF - Market	-7.38%	9,262
S&P 500® Total Return Index	23.57%	12,357

This chart illustrates the performance of a hypothetical $10,000 investment made on May 08, 2023 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 318-0133. The Fund’s expense ratio is 0.85% (as of the Fund’s most recently filed Prospectus dated April 21, 2023).

8

Veridien Climate Action ETF

PORTFOLIO ALLOCATION at April 30, 2024 (Unaudited)

Sector	% of Net Assets
Utilities	28.2%
Industrial	22.1
Energy	18.9
Technology	7.5
Basic Materials	6.1
Financial	5.8
Consumer, Cyclical	5.4
Consumer, Non-cyclical	4.8
Cash Equivalents(a)	1.2
Total	100.0%

(a)Represents short-term investments and other assets in excess of liabilities.

Veridien Climate Action ETF

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS as of April 30, 2024

	Shares	Value
COMMON STOCKS — 93.0%
Auto Manufacturers — 5.4%
Tesla, Inc.(a)	6,793	$1,245,021
Biotechnology — 4.8%
Bioceres Crop Solutions Corp.(a)	43,237	510,197
Corteva, Inc.	11,249	608,908
		1,119,105
Building Materials — 5.0%
Carrier Global Corp.	7,217	443,774
Johnson Controls International PLC	6,826	444,168
Owens Corning	1,616	271,827
		1,159,769
Chemicals — 5.5%
Air Products and Chemicals, Inc.	2,038	481,661
Arcadium Lithium PLC(a)	102,862	452,593
Sociedad Quimica y Minera de Chile SA - Class A - ADR	7,309	333,948
		1,268,202
Electric — 28.2%(b)
AES Corp.	56,195	1,005,890
Ameresco, Inc. - Class A(a)	24,977	522,769
Atlantica Sustainable Infrastructure PLC	31,156	609,722
Avangrid, Inc.	13,189	481,794
Brookfield Renewable Partners LP	37,258	782,791
Clearway Energy, Inc. - Class C	24,732	578,233
Companhia Paranaense de Energia - COPEL (Preference) - ADR	59,189	416,691
Companhia Paranaense de Energia - ADR	14,795	93,209
Constellation Energy Corp.	2,073	385,454
Portland General Electric Co.	10,672	461,351
Public Service Enterprise Group, Inc.	3,964	273,833
ReNew Energy Global PLC - Class A(a)	75,010	423,056
Xcel Energy, Inc.	9,333	501,462
		6,536,255
Electrical Components & Equipment — 2.0%
EnerSys	5,144	465,275
Electronics — 1.7%
Trimble, Inc.(a)	6,409	384,989
Energy — Alternate Sources — 18.9%
Array Technologies, Inc.(a)	52,175	643,840
Canadian Solar, Inc.(a)	24,102	390,693
Enphase Energy, Inc.(a)	10,532	1,145,460
First Solar, Inc.(a)	3,247	572,446
JinkoSolar Holding Co. Ltd. - ADR	19,793	477,408
Maxeon Solar Technologies Ltd.(a)	37,933	73,969
NextEra Energy Partners LP	25,323	718,160
TPI Composites, Inc.(a)	109,656	348,706
		4,370,682

	Shares	Value
COMMON STOCKS — 93.0% (Continued)
Engineering & Construction — 6.6%
AECOM	4,701	$434,184
Fluor Corp.(a)	27,014	1,089,475
		1,523,659
Environmental Control — 1.2%
Tetra Tech, Inc.	1,414	275,334
Machinery — Diversified — 5.6%
Chart Industries, Inc.(a)	3,490	502,770
Flowserve Corp.	10,475	494,001
Westinghouse Air Brake Technologies Corp.	1,865	300,414
		1,297,185
Mining — 0.6%
Cameco Corp.	2,910	132,783
Semiconductors — 7.5%
ON Semiconductor Corp.(a)	13,664	958,666
STMicroelectronics NV	19,679	778,501
		1,737,167
TOTAL COMMON STOCKS
(Cost $23,486,657)		21,515,426
REAL ESTATE INVESTMENT TRUSTS — 5.8%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	53,209	1,330,757
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $1,092,686)		1,330,757
SHORT-TERM INVESTMENTS — 1.2%
Money Market Funds — 1.2%
First American Government Obligations Fund - Class X, 5.23%(c)	288,411	288,411
TOTAL SHORT—TERM INVESTMENTS
(Cost $288,411)		288,411
TOTAL INVESTMENTS — 100.0%
(Cost $24,867,754)		$23,134,594
Other Assets in Excess of Liabilities — 0.0%(d)		7,207
TOTAL NET ASSETS — 100.0%		$23,141,801

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Sociedad Anónima

(a)Non-income producing security.

(b)To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)The rate shown represents the annualized 7-day yield as of April 30, 2024.

(d)Represents less than 0.05% of net assets.

Veridien Climate Action ETF

10	The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2024

Assets:
Investments in securities, at value (Cost $24,867,754) (Note 2)	$23,134,594
Receivables:
Dividends and interest receivable	23,318
Total assets	23,157,912

Liabilities:
Payables:
Management fees (Note 4)	16,111
Total liabilities	16,111
Net Assets	$23,141,801

Components of Net Assets:
Paid-in capital	$24,431,665
Total distributable (accumulated) earnings (losses)	(1,289,864)
Net assets	$23,141,801

Net Asset Value (unlimited shares authorized):
Net assets	$23,141,801
Shares of beneficial interest issued and outstanding	1,255,000
Net asset value	$18.44

Veridien Climate Action ETF

The accompanying notes are an integral part of these financial statements.	11

STATEMENT OF OPERATIONS for the Period Ended April 30, 2024(1)

Investment Income:
Dividend Income (net of foreign withholding tax of $14,071)	$210,575
Interest income	9,610
Total investment income	220,185

Expenses:
Management fees (Note 4)	129,428
Total expenses	129,428
Net investment income (loss)	90,757

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	450,817
Change in net unrealized appreciation/depreciation on:
Investments	(1,733,160)
Net realized and unrealized gain (loss)	(1,282,343)
Net increase (decrease) in net assets resulting from operations	$(1,191,586)

(1)The Fund commenced operations on May 8, 2023. The information presented is from May 8, 2023 to April 30, 2024.

Veridien Climate Action ETF

12	The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Period Ended April 30, 2024(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$90,757
Net realized gain (loss)	450,817
Change in net unrealized appreciation/depreciation	(1,733,160)
Net increase (decrease) in net assets resulting from operations	(1,191,586)

Distributions to Shareholders:
From Distributable earnings	(98,278)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net change in outstanding shares(2)	24,431,665
Total increase (decrease) in net assets	23,141,801

Net Assets:
Beginning of period	—
End of period	$23,141,801

(1)The Fund commenced operations on May 8, 2023. The information presented is from May 8, 2023 to April 30, 2024.

(2)Summary of share transactions is as follows:

	Period Ended April 30, 2024(1)
	Shares	Value
Shares sold	1,255,000	$24,431,665
Shares redeemed	—	—
Net increase (decrease)	1,255,000	$24,431,665

Veridien Climate Action ETF

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended April 30, 2024(1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.11
Net realized and unrealized gain (loss)(3)	(1.59)
Total from investment operations	(1.48)

Less Distributions:
From net investment income	(0.08)
Total distributions	(0.08)

Net asset value, end of period	$18.44
Total return(4)(5)	(7.44)%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$23.14
Ratio of expenses to average net assets(7)	0.85%
Ratio of net investment income (loss) to average net assets(7)	0.60%
Portfolio turnover rate(4)(6)	46%

(1)The Fund commenced operations on May 8, 2023. The information presented is from May 8, 2023 to April 30, 2024.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to the timing of share transactions for the period.

(4)Not annualized.

(5)Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the payable date net asset value per share on their respective payment dates. Additional performance information is presented in the Performance Summary.

(6)Excludes the impact of in-kind transactions.

(7)Annualized.

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Veridien Climate Action ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024

NOTE 1 – ORGANIZATION

The Veridien Climate Action ETF (the “Fund”) is a diversified series of Tidal Trust II (the “Trust”). The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (f/k/a Toroso Investments, LLC) (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and Veridien Global Investors LLC (the “Sub-Adviser”), serves as investment sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. The Fund commenced operations on May 8, 2023.

The investment objective of the Fund is to seek long-term growth of capital by investing in public companies with technologies and business models that contribute to climate change mitigation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

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Veridien Climate Action ETF

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$21,515,426	$—	$—	$21,515,426
Real Estate Investment Trusts	1,330,757	—	—	1,330,757
Money Market Funds	288,411	—	—	288,411
Total Investments in Securities	$23,134,594	$—	$—	$23,134,594

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year).The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions. Tax expense is disclosed in the Statement of Operations, if applicable.

As of April 30, 2024, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

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Veridien Climate Action ETF

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

D. Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid annually. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Share Valuation. NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G. Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

I.Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the period ended April 30, 2024, no adjustments were made.

J.Other Regulatory Matters. In October 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

Portfolio Transparency Risk/ETF Risks. Unlike traditional ETFs, the Fund does not tell the public what assets it holds each day. Instead, the Fund provides a verified intraday indicative value (VIIV), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund. There is, however, a risk, which may increase during periods of market disruption or volatility, that market prices will vary significantly from the underlying NAV of the Fund. Similarly, because the Fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. Although the Fund seeks to benefit from keeping its portfolio information secret, some market participants may attempt to use the VIIV to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

17

Veridien Climate Action ETF

predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s website will contain a historical comparison of each business day’s final VIIV to that business day’s NAV and the specific methodology for calculating the VIIV. Because the Fund utilizes this non-transparent ETF structure, it is subject to additional or enhanced ETF Risks.

As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. The Fund is subject to the above principal risk, as well as other principal risks which may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.85%. Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).The Management Fees incurred are paid monthly to the Adviser. Management fees for the period ended April 30, 2024 are disclosed in the Statement of Operations.

The Sub-Adviser serves as sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly. The Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund, except for the Sub-Advisory Fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligations, the Adviser has agreed to pay the Sub-Adviser if any, generated by the Fund’s Management Fee, less a contractual fee retained by the Adviser. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal, as defined below.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company, and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

18

Veridien Climate Action ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended April 30, 2024, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were $29,388,619 and $7,604,638 respectively.

For the period ended April 30, 2024, there were no purchases or sales of long-term U.S. government securities.

For the period ended April 30, 2024, in-kind transactions associated with creations and redemptions for the Fund were $2,372,320 and $0, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended April 30, 2024, were as follows:

Distributions paid from:	April 30, 2024
Ordinary income	$59,867
Long-term capital gains	$38,411
Total Distributions Paid	$98,278

As of April 30, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments(1)	$24,902,189
Gross tax unrealized appreciation	$1,741,335
Gross tax unrealized depreciation	(3,508,930)
Net tax unrealized appreciation (depreciation)	(1,767,595)
Undistributed ordinary income (loss)	477,731
Undistributed long-term capital gain (loss)	—
Total distributable earnings	477,731
Other accumulated gain (loss)	—
Total distributable (accumulated) earnings (loss)	$(1,289,864)

(1)The differences between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales and partnership basis adjustments.

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late year losses), and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. As of the period ended April 30, 2024, the Fund had not elected to defer any late year losses or post-October losses and did not have any capital loss carryovers.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and for

19

Veridien Climate Action ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

Redemption Units of up to a maximum of 2%, of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 8 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be recorded or disclosed in the Fund’s financial statements.

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Veridien Climate Action ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Veridien Climate Action ETF and
Board of Trustees of Tidal Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veridien Climate Action ETF (the “Fund”), a series of Tidal ETF Trust, as of April 30, 2024, the related statements of operations and changes in net assets, the financial highlights, and the related notes for the period from May 8, 2023 (commencement of operations) through April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations, the changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of Tidal Investment LLC’s Investment companies since 2020.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
June 28, 2024

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Veridien Climate Action ETF

EXPENSE EXAMPLE For the Six-Months Ended April 30, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund’s shares, and (2) ongoing costs, including management fees of the Fund. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for an entire period indicated, which is from November 1, 2023 to April 30, 2024.

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Fund’s shares. Therefore, the second line of the following table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period November 1,2023 – April 30, 2024(1)
Actual	$1,000.00	$1,110.70	$4.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.64	$4.27

(1)Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most-recent six-month period).

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Veridien Climate Action ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(2)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019); Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020);	48	Board Vice-Chairman of Inmobiliaria Spectrum (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica)
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC.	48	Trillium Asset Management, LLC (2020 to 2023)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Chief Operating Officer, RedRidge Diligence Services	48	None
Interested Trustee and Executive Officer
Eric W. Falkeis(3) c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman	President and Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018); President and Principal Executive Officer (since 2018).	48

Independent Director, Muzinich BDC, Inc.(since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Fund, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014 to 2018); Trustee and Chairman of Tidal ETF Trust (since 2018).

23

Veridien Climate Action ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2023

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, ACA Global (since 2020); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Vice President	Indefinite term; since 2023	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC; Assistant Treasurer, Tidal ETF Trust (since 2022).	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Secretary	Indefinite term; since 2022	ETF Regulatory Manager, Tidal ETF Services LLC (Since 2021); Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC, (2005 to 2013).	Not Applicable	Not Applicable

24

Veridien Climate Action ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Peter Chappy c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1975	Assistant Treasurer	Indefinite term; since 2023

Fund Administration Manager, Tidal ETF Services LLC (since 2023); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008 to 2015).

				Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable
Charles Ragauss c/o Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1987	Vice President	Indefinite term; since 2022	Portfolio Manager, Tidal Investments LLC (Since 2020); Chief Operating Officer (and other capacities) CSat Investment Advisory, L.P. (2016 to 2020).	Not Applicable	Not Applicable

(1)The Trustees have designated a mandatory retirement age of 76, such that each Trustee, serving as such on the date he or she reaches the age of 76, shall submit his or her resignation not later than the last day of the calendar year in which his or her 76th birthday occurs.

(2)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(3)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

(4)The Trust, as of the date of this shareholder report, offered for sale to the public 48 of the 79 Funds registered with the SEC.

25

Veridien Climate Action ETF

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the period ended April 30, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 35.94%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended April 30, 2024 was 24.26%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended April 30, 2024 was 8.18%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (888) 318-0133 or by accessing the Fund’s website at www.CLIA-ETF.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ending June 30 is available upon request without charge by calling (888) 318-0133. or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s portfolio holdings are posted on the Fund’s website daily at www.CLIA-ETF.com. The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (888) 318-0133. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov or on the Fund’s website at www.CLIA-ETF.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Fund’s website at www.CLIA-ETF.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (888) 318-0133. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.CLIA-ETF.com.

Additional INFORMATION (Unaudited)

Investment Adviser
Tidal Investments LLC
(f/k/a Toroso Investments, LLC)
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Investment Sub-Adviser
Veridien Global Investors LLC
320 Post Road
Darien, Connecticut 06820

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, Pennsylvania 19103

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Veridien Climate Action ETF	CLIA	88636J709

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. David Norris is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Veridien Climate Action ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$11,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	N/A
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2024	FYE 04/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 04/30/2024	FYE 04/30/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Javier Marquina, Michelle McDonough, and David Norris.

(b)	Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust II

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	July 8, 2024

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	July 8, 2024

* Print the name and title of each signing officer under his or her signature.